J. & W. Seligman & Co.
                                  Incorporated



                                                              May 15, 2001


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Seligman New Technologies Fund II, Inc. (the "Fund")
         Form 8-K
         File No. 811-9849

Dear Sir or Madam:

        Attached is an EDGARized Form 8-K, which is being furnished by the Fund pursuant to Regulation FD.

         If you have any questions, please contact the undersigned at (212) 850-1613.


                                              Very truly yours,

                                              /s/Brian D. Simon
                                              ------------------
                                              Brian D. Simon
                                              Vice President
                                              Law & Regulation


BDS/jgm






              100 Park Avenue   New York, NY 10017   (212) 850-1864

 ------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
 ------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
 ------------------------------------------------------------------------------
                DATE OF REPORT (Date of earliest event reported):
                                  MAY 15, 2001
 ------------------------------------------------------------------------------

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
             (Exact name of Registrant as specified in its charter)
 ------------------------------------------------------------------------------
                                    Maryland
                            (State of Incorporation)
 ------------------------------------------------------------------------------

                  Investment Company Act File Number: 811-9849
                            (Commission File Number)
 ------------------------------------------------------------------------------
                                   13-4104947
                      (I.R.S. Employer Identification No.)
 ------------------------------------------------------------------------------
                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)
 ------------------------------------------------------------------------------

                                 (212) 850-1864
              (Registrant's telephone number, including area code)
 ------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1

Fact Sheet for Seligman New Technologies Fund II, Inc. for the period ended March 31, 2001.

ITEM 9.  REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Fact Sheet for the period ended March 31, 2001.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th of May, 2001.


                                  SELIGMAN NEW TECHNOLOGIES FUND II, INC.



                                  By:  /s/ Brian T. Zino
                                     ----------------------------------
                                           Brian T. Zino
                                           President